AGAT® Laboratories

FINAL CORE ANALYSIS REPORT

CECNORTHSTAR DEADWOOD
1AA/11-04-092-23W5M/0

Prepared for:

CEC NORTH STAR ENERGY LTD.
RC31025

May 2013

"In Pursuit of Excellence"

- **AIHA Accredited**
- **CAEAL Accredited**
- **Registered with APEGGA**

TABLE OF CONTENTS

General Information

CORE ANALYSIS DATA

CECNORTHSTAR DEADWOOD
1AA/11-04-092-23W5M/0

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/11-04-092-23W5M/0
FORMATION : ELKTON
WELL NAME : CECNORTHSTAR DEADWOOD
DRILLING FLUID : WATER BASE MUD

DATE : 02-May-2013
W/O No : RC31025

HEAVY OIL SANDS ANALYSIS

Oil Density @ 1.000 g/cc
Grain Density @ 2.65 g/cc
OverBurden Pressure @ 1000 psi

Sample	Interval (m)		Rep	Dean - Stark Analysis					Small Plug Analysis						Remarks
				(Bulk Mass)			Saturation		Permeability			Grain	(Pore Volume)		
	Top	Base	Thick (m)	Oil frac	Water frac	Calc. Porosity	Oil frac	Water frac	KMax (mD)	Kv (mD)	Helium Porosity	Density (Kg/m³)	Oil frac	Water frac	
CORE NO. 1 449.50 - 451.30 (CUT / RECEIVED = 1.80 / 0.60 m TOTAL BOXES = 1)															
NA	449.50	450.10	0.60	-	-	-	-	-	-	-	-	-	-	-	ss:cht:sh
LC	450.10	451.30	1.20	-	-	-	-	-	-	-	-	-	-	-	Lost Core
CORE NO. 2 451.30 - 454.30 (CUT / RECEIVED = 3.00 / 1.10 m TOTAL BOXES = 1)															
NA	451.30	452.40	1.10	-	-	-	-	-	-	-	-	-	-	-	ls:cht
LC	452.40	454.30	1.90	-	-	-	-	-	-	-	-	-	-	-	Lost Core
CORE NO. 3 454.30 - 455.30 (CUT / RECEIVED = 1.00 / 1.00 m TOTAL BOXES = 1)															
OB001	454.30	454.95	0.65	0.081	0.010	0.209	0.889	0.111	12.1	1.56	0.215	2690	0.871	0.109	ls:vf-mgr:ppvugs:arg:fracs
OB002	454.95	455.30	0.35	0.119	0.016	0.293	0.757	0.100	140.	18.5	0.328	2680	0.757	0.110	ls:vf-mgr:ppvugs:arg:carb:pyr:fracs
CORE NO. 4 455.30 - 458.30 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)															
OB003	455.30	456.05	0.75	0.098	0.016	0.256	0.761	0.127	340.	21.2	0.282	2690	0.761	0.127	ls:vf-mgr:ppvugs:arg:carbptg:fracs
NA	456.05	456.11	0.06	-	-	-	-	-	-	-	-	-	-	-	cht
OB004	456.11	456.80	0.69	0.120	0.006	0.277	0.794	0.041	60.2	38.7	0.317	2690	0.794	0.041	ls:vfxln
NA	456.80	456.96	0.16	-	-	-	-	-	-	-	-	-	-	-	cht
OB005	456.96	457.55	0.59	0.108	0.015	0.272	0.795	0.113	46.0	28.7	0.294	2680	0.795	0.113	ls:vf-mgr:ppvugs:arg:carbptg:pyr
OB006	457.55	458.30	0.75	0.077	0.017	0.214	0.821	0.179	12.4	10.1	0.219	2690	0.812	0.177	ls:vf-mgr:ppvugs:arg:carbptg
CORE NO. 5 458.30 - 460.00 (CUT / RECEIVED = 1.70 / 1.20 m TOTAL BOXES = 1)															
NA	458.30	458.51	0.21	-	-	-	-	-	-	-	-	-	-	-	cht:ls

AGAT® Laboratories

COMPANY	: CEC NORTH STAR ENERGY LTD.
LOCATION	: 1AA/11-04-092-23W5M/0
FORMATION	: ELKTON
WELL NAME	: CECNORTHSTAR DEADWOOD
DRILLING FLUID	: WATER BASE MUD

DATE : 02-May-2013
W/O No : RC31025

HEAVY OIL SANDS ANALYSIS

Oil Density @ 1.000 g/cc
Grain Density @ 2.65 g/cc
OverBurden Pressure @ 1000 psi

	Interval (m)		Rep	Dean - Stark Analysis (Bulk Mass)			Saturation		Small Plug Analysis Permeability			Grain	(Pore Volume)		
Sample	Top	Base	Thick (m)	Oil frac	Water frac	Calc. Porosity	Oil frac	Water frac	KMax (mD)	Kv (mD)	Helium Porosity	Density (Kg/m³)	Oil frac	Water frac	Remarks
007A	458.51	458.96	0.45	0.086	0.018	0.236	0.735	0.157	11.4	9.38	0.258	2680	0.735	0.157	ls:vf-mgr:ppvug:arg:ASTOB007
NA	458.96	459.10	0.14	-	-	-	-	-	-	-	-	-	-	-	ls:cht
OB007	459.10	459.50	0.40	0.086	0.018	0.236	0.735	0.157	11.4	9.38	0.258	2680	0.735	0.157	ls:vf-mgr:ppvugs:arg:carbptg
LC	459.50	460.00	0.50	-	-	-	-	-	-	-	-	-	-	-	Lost Core
CORE NO. 6 460.00 - 463.00 (CUT / RECEIVED = 3.00 / 2.60 m TOTAL BOXES = 2)															
OB008	460.00	460.87	0.87	0.052	0.017	0.164	0.740	0.246	13.7	1.79	0.168	2690	0.740	0.246	ls:vf-fgr:ppvugs:arg:carbptg:fracs
NA	460.87	460.94	0.07	-	-	-	-	-	-	-	-	-	-	-	ls:cht
OB009	460.94	461.35	0.41	0.105	0.020	0.274	0.785	0.149	14.4	12.0	0.292	2710	0.785	0.149	ls:vf-mgr:ppvugs:arg:carbptg
NA	461.35	461.42	0.07	-	-	-	-	-	-	-	-	-	-	-	ls
OB010	461.42	461.95	0.53	0.109	0.016	0.274	0.768	0.112	14.6	9.01	0.303	2690	0.768	0.112	ls:vf-mgr:ppvugs:arg:carbptg
OB011	461.95	462.60	0.65	0.112	0.009	0.268	0.831	0.068	15.4	13.1	0.291	2680	0.831	0.068	ls:vf-mgr:ppvugs:arg:carbptg
LC	462.60	463.00	0.40	-	-	-	-	-	-	-	-	-	-	-	Lost Core
CORE NO. 7 463.00 - 465.60 (CUT / RECEIVED = 2.60 / 2.60 m TOTAL BOXES = 2)															
NA	463.00	463.15	0.15	-	-	-	-	-	-	-	-	-	-	-	ls
OB012	463.15	463.66	0.51	0.096	0.025	0.267	0.689	0.176	20.3	13.2	0.298	2680	0.689	0.176	ls:vf-mgr:ppvugs:arg:carbptg
NA	463.66	463.72	0.06	-	-	-	-	-	-	-	-	-	-	-	ls
OB013	463.72	464.80	1.08	0.091	0.016	0.272	0.779	0.140	11.4	8.08	0.262	2710	0.779	0.140	ls:vf-mgr:ppvugs:arg:carbg:pyr
NA	464.80	464.92	0.12	-	-	-	-	-	-	-	-	-	-	-	ls
013A	464.92	465.34	0.42	0.091	0.016	0.272	0.779	0.140	11.4	8.08	0.262	2710	0.779	0.140	ls:vf-mgr:ppvug:pyr:ASTOB013
NA	465.34	465.42	0.08	-	-	-	-	-	-	-	-	-	-	-	ls

AGAT® Laboratories

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/11-04-092-23W5M/0
FORMATION : ELKTON
WELL NAME : CECNORTHSTAR DEADWOOD
DRILLING FLUID : WATER BASE MUD

DATE : 02-May-2013
W/O No : RC31025

HEAVY OIL SANDS ANALYSIS

Oil Density @ 1.000 g/cc
Grain Density @ 2.65 g/cc
OverBurden Pressure @ 1000 psi

	Interval (m)		Rep	Dean - Stark Analysis					Small Plug Analysis						
				(Bulk Mass)			Saturation		Permeability			Grain	(Pore Volume)		
			Thick	Oil	Water	Calc.	Oil	Water	KMax	Kv	Helium	Density	Oil	Water	
Sample	Top	Base	(m)	frac	frac	Porosity	frac	frac	(mD)	(mD)	Porosity	(Kg/m³)	frac	frac	Remarks
O13B	465.42	465.60	0.18	0.091	0.016	0.272	0.779	0.140	11.4	8.08	0.262	2710	0.779	0.140	ls:vf-mgr:ppvug:pyr:ASTOB013
CORE NO. 8 465.60 - 468.60 (CUT / RECEIVED = 3.00 / 2.85 m TOTAL BOXES = 2)															
NA	465.60	468.45	2.85	-	-	-	-	-	-	-	-	-	-	-	ls:sh
LC	468.45	468.60	0.15	-	-	-	-	-	-	-	-	-	-	-	Lost Core
CORE NO. 9 468.60 - 469.60 (CUT / RECEIVED = 1.00 / 0.95 m TOTAL BOXES = 1)															
NA	468.60	469.55	0.95	-	-	-	-	-	-	-	-	-	-	-	sh:ls
LC	469.55	469.60	0.05	-	-	-	-	-	-	-	-	-	-	-	Lost Core

AGAT® Laboratories

COMPANY	: CEC NORTH STAR ENERGY LTD.		PAGE	: 4
LOCATION	: 1AA/11-04-092-23W5M/0		DATE	: 02-May-2013
FORMATION	: ELKTON		W/O No	: RC31025
WELL NAME	: CECNORTHSTAR DEADWOOD			
DRILLING FLUID	: WATER BASE MUD			

CORE ANALYSIS - QUALITY CONTROL REPORT

CORE NO. 1 449.50 - 451.30 (CUT / RECEIVED = 1.80 / 0.60 m TOTAL BOXES = 1)

NA 449.50 - 450.10

LC 450.10 - 451.30

CORE NO. 2 451.30 - 454.30 (CUT / RECEIVED = 3.00 / 1.10 m TOTAL BOXES = 1)

NA 451.30 - 452.40

LC 452.40 - 454.30

CORE NO. 3 454.30 - 455.30 (CUT / RECEIVED = 1.00 / 1.00 m TOTAL BOXES = 1)

OB001 454.30 - 454.95

OB002 454.95 - 455.30

CORE NO. 4 455.30 - 458.30 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)

OB003 455.30 - 456.05

- KMax (340.) IS OUTSIDE FOUR STANDARD DEVIATIONS (5.07 - 183) fractures;results verified

NA 456.05 - 456.11

CORE ANALYSIS - QUALITY CONTROL REPORT

OB004	456.11 - 456.80
NA	456.80 - 456.96
OB005	456.96 - 457.55
OB006	457.55 - 458.30

CORE NO. 5 458.30 - 460.00 (CUT / RECEIVED = 1.70 / 1.20 m TOTAL BOXES = 1)

NA	458.30 - 458.51
007A	458.51 - 458.96
NA	458.96 - 459.10
OB007	459.10 - 459.50
LC	459.50 - 460.00

CORE NO. 6 460.00 - 463.00 (CUT / RECEIVED = 3.00 / 2.60 m TOTAL BOXES = 2)

OB008 460.00 - 460.87
- KMax (13.7) IS OUTSIDE FOUR STANDARD DEVIATIONS (0.29 - 10.5) fractures;results verified

NA	460.87 - 460.94
OB009	460.94 - 461.35
NA	461.35 - 461.42
OB010	461.42 - 461.95
OB011	461.95 - 462.60
LC	462.60 - 463.00

CORE ANALYSIS - QUALITY CONTROL REPORT

CORE NO. 7 463.00 - 465.60 (CUT / RECEIVED = 2.60 / 2.60 m TOTAL BOXES = 2)

NA	463.00 - 463.15
OB012	463.15 - 463.66
NA	463.66 - 463.72
OB013	463.72 - 464.80
NA	464.80 - 464.92
013A	464.92 - 465.34
NA	465.34 - 465.42
O13B	465.42 - 465.60

CORE NO. 8 465.60 - 468.60 (CUT / RECEIVED = 3.00 / 2.85 m TOTAL BOXES = 2)

NA	465.60 - 468.45
LC	468.45 - 468.60

CORE NO. 9 468.60 - 469.60 (CUT / RECEIVED = 1.00 / 0.95 m TOTAL BOXES = 1)

NA	468.60 - 469.55
LC	469.55 - 469.60

Approved : ______________________ ______________

Quality Control Supervisor Date

CALCULATED DATA REPORT

Sample	interval (m) Top	Base	Rep Thick (m)	Rep Cuml. (m)	Porosity	Porosity * Rep. Ø·m	Thickness Cuml.	Wt. Avg. Porosity (Arith.)	Kmax (mD)	Kmax * Rep mD·m	Thickness Cuml.	Wt.Avg Kmax (Arith.)
					CORE NO. 1 449.50 - 451.30	(CUT / RECEIVED = 1.80 / 0.60 m	TOTAL BOXES = 1)					
NA	449.50	450.10	0.60	-	-	-	-	-	-	-	-	-
LC	450.10	451.30	1.20	-	-	-	-	-	-	-	-	-
					CORE NO. 2 451.30 - 454.30	(CUT / RECEIVED = 3.00 / 1.10 m	TOTAL BOXES = 1)					
NA	451.30	452.40	1.10	-	-	-	-	-	-	-	-	-
LC	452.40	454.30	1.90	-	-	-	-	-	-	-	-	-
					CORE NO. 3 454.30 - 455.30	(CUT / RECEIVED = 1.00 / 1.00 m	TOTAL BOXES = 1)					
OB001	454.30	454.95	0.65	0.65	0.215	0.140	0.140	0.215	12.1	7.87	7.87	12.1
OB002	454.95	455.30	0.35	1.00	0.328	0.115	0.255	0.255	140.	49.0	56.9	56.9
					CORE NO. 4 455.30 - 458.30	(CUT / RECEIVED = 3.00 / 3.00 m	TOTAL BOXES = 2)					
OB003	455.30	456.05	0.75	1.75	0.282	0.212	0.467	0.267	340.	255.	312.	178.
NA	456.05	456.11	0.06	-	-	-	-	-	-	-	-	-
OB004	456.11	456.80	0.69	2.44	0.317	0.219	0.686	0.281	60.2	41.5	353.	145.

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/11-04-092-23W5M/0
FORMATION : ELKTON
WELL NAME : CECNORTHSTAR DEADWOOD
DRILLING FLUID : WATER BASE MUD

DATE : 02-May-2013
W/O No : RC31025

CALCULATED DATA REPORT

Sample	interval (m) Top	Base	Rep Thick (m)	Rep Cuml. (m)	Porosity	Porosity * Rep. Ø·m	Thickness Cuml.	Wt. Avg. Porosity (Arith.)	Kmax (mD)	Kmax * Rep mD·m	Thickness Cuml.	Wt.Avg Kmax (Arith.)
NA	456.80	456.96	0.16	-	-	-	-	-	-	-	-	-
OB005	456.96	457.55	0.59	3.03	0.294	0.173	0.859	0.283	46.0	27.1	381.	126.
OB006	457.55	458.30	0.75	3.78	0.219	0.164	1.023	0.271	12.4	9.30	390.	103.
CORE NO. 5 458.30 - 460.00 (CUT / RECEIVED = 1.70 / 1.20 m TOTAL BOXES = 1)												
NA	458.30	458.51	0.21	-	-	-	-	-	-	-	-	-
007A	458.51	458.96	0.45	4.23	0.258	0.116	1.139	0.269	11.4	5.13	395.	93.4
NA	458.96	459.10	0.14	-	-	-	-	-	-	-	-	-
OB007	459.10	459.50	0.40	4.63	0.258	0.103	1.242	0.268	11.4	4.56	400.	86.3
LC	459.50	460.00	0.50	-	-	-	-	-	-	-	-	-
CORE NO. 6 460.00 - 463.00 (CUT / RECEIVED = 3.00 / 2.60 m TOTAL BOXES = 2)												
OB008	460.00	460.87	0.87	5.50	0.168	0.146	1.388	0.252	13.7	11.9	411.	74.8
NA	460.87	460.94	0.07	-	-	-	-	-	-	-	-	-
OB009	460.94	461.35	0.41	5.91	0.292	0.120	1.508	0.255	14.4	5.90	417.	70.6
NA	461.35	461.42	0.07	-	-	-	-	-	-	-	-	-
OB010	461.42	461.95	0.53	6.44	0.303	0.161	1.669	0.259	14.6	7.74	425.	66.0
OB011	461.95	462.60	0.65	7.09	0.291	0.189	1.858	0.262	15.4	10.0	435.	61.4
LC	462.60	463.00	0.40	-	-	-	-	-	-	-	-	-
CORE NO. 7 463.00 - 465.60 (CUT / RECEIVED = 2.60 / 2.60 m TOTAL BOXES = 2)												

AGAT® Laboratories

COMPANY	: CEC NORTH STAR ENERGY LTD.
LOCATION	: 1AA/11-04-092-23W5M/0
FORMATION	: ELKTON
WELL NAME	: CECNORTHSTAR DEADWOOD
DRILLING FLUID	: WATER BASE MUD

DATE : 02-May-2013
W/O No : RC31025

CALCULATED DATA REPORT

Sample	interval (m) Top	Base	Rep Thick (m)	Rep Cuml. (m)	Porosity	Porosity * Rep. Ø·m	Thickness Cuml.	Wt. Avg. Porosity (Arith.)	Kmax (mD)	Kmax * Rep mD·m	Thickness Cuml.	Wt.Avg Kmax (Arith.)
NA	463.00	463.15	0.15	-	-	-	-	-	-	-	-	-
OB012	463.15	463.66	0.51	7.60	0.298	0.152	2.010	0.264	20.3	10.4	445.	58.6
NA	463.66	463.72	0.06	-	-	-	-	-	-	-	-	-
OB013	463.72	464.80	1.08	8.68	0.262	0.283	2.293	0.264	11.4	12.3	458.	52.7
NA	464.80	464.92	0.12	-	-	-	-	-	-	-	-	-
013A	464.92	465.34	0.42	9.10	0.262	0.110	2.403	0.264	11.4	4.79	463.	50.8
NA	465.34	465.42	0.08	-	-	-	-	-	-	-	-	-
O13B	465.42	465.60	0.18	9.28	0.262	0.047	2.450	0.264	11.4	2.05	465.	50.1
CORE NO. 8 465.60 - 468.60 (CUT / RECEIVED = 3.00 / 2.85 m TOTAL BOXES = 2)												
NA	465.60	468.45	2.85	-	-	-	-	-	-	-	-	-
LC	468.45	468.60	0.15	-	-	-	-	-	-	-	-	-
CORE NO. 9 468.60 - 469.60 (CUT / RECEIVED = 1.00 / 0.95 m TOTAL BOXES = 1)												
NA	468.60	469.55	0.95	-	-	-	-	-	-	-	-	-
LC	469.55	469.60	0.05	-	-	-	-	-	-	-	-	-

AGAT® Laboratories

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/11-04-092-23W5M/0
FORMATION : ELKTON
WELL NAME : CECNORTHSTAR DEADWOOD
DRILLING FLUID : WATER BASE MUD

DATE : 02-May-2013
W/O No : RC31025

STATISTICAL DATA FOR POROSITY AND PERMEABILITY HISTOGRAM

GROUPING BY POROSITY RANGES

Porosity Range		Samples In Range	Samples Cuml.	Metres In Range	Metres Cuml.	Wt. Avg. Porosity (Arith.)	Wt. Avg. Kmax (Arith.)	Wt. Avg. Kmax Geom	Frequency % In Rng	Frequency % Cuml.
0.160 -	0.1799	1	1	0.87	0.87	0.168	13.7	13.7	9.37	9.37
0.200 -	0.2199	2	3	1.40	2.27	0.217	12.3	12.3	15.09	24.46
0.240 -	0.2599	2	5	0.85	3.12	0.258	11.4	11.4	9.16	33.62
0.260 -	0.2799	3	8	1.68	4.80	0.262	11.4	11.4	18.10	51.72
0.280 -	0.2999	5	13	2.91	7.71	0.291	106.	44.3	31.36	83.08
0.300 -	0.3199	2	15	1.22	8.93	0.311	40.4	32.5	13.15	96.23
0.320 -	0.3399	1	16	0.35	9.28	0.328	140.	140.	3.77	100.00

STATISTICAL DATA FOR POROSITY AND PERMEABILITY HISTOGRAM

GROUPING BY PERMEABILITY RANGES

Permeability Range		Samples In Range	Samples Cuml.	Metres In Range	Metres Cuml.	Wt. Avg. Porosity (Arith.)	Wt. Avg. Kmax (Arith.)	Wt. Avg. Kmax Geom	Frequency % In Rng	Frequency % Cuml.
10.000 -	19.9990	11	11	6.39	6.39	0.247	12.8	12.7	68.86	68.86
20.000 -	39.9990	1	12	0.51	6.90	0.298	20.3	20.3	5.50	74.35
40.000 -	79.9990	2	14	1.28	8.18	0.306	53.7	53.1	13.79	88.15
80.000 -	159.9990	1	15	0.35	8.53	0.328	140.	140.	3.77	91.92
320.000 -	639.9990	1	16	0.75	9.28	0.282	340.	340.	8.08	100.00

STATISTICAL DATA FOR POROSITY AND PERMEABILITY HISTOGRAM

POROSITY-METRES OF STORAGE CAPACITY LOST FOR SELECTED POROSITY CUT OFF

Porosity	Metres		Capacity Lost		Capacity Remaining		Wt. Avg. Arith.	
Cut off	Lost	Remaining	Por-Metres	%	Por-Metres	%	Mean	Median
0.160	0.00	9.28	-	0.00	2.450	100.00	0.264	
0.180	0.87	8.41	0.146	5.97	2.303	94.03	0.274	
0.200	0.87	8.41	0.146	5.97	2.303	94.03	0.274	
0.220	2.27	7.01	0.450	18.38	1.999	81.62	0.285	
0.240	2.27	7.01	0.450	18.38	1.999	81.62	0.285	
0.260	3.12	6.16	0.669	27.33	1.780	72.67	0.289	
0.280	4.80	4.48	1.110	45.30	1.340	54.70	0.299	
0.300	7.71	1.57	1.955	79.83	0.494	20.17	0.315	
0.320	8.93	0.35	2.335	95.31	0.115	4.69	0.328	
0.340	9.28	0.00	2.450	100.00	-	0.00	0.00	

Total Storage Capacity in Porosity-Metres = 2.450

COMPANY	: CEC NORTH STAR ENERGY LTD.		PAGE	: 13
LOCATION	: 1AA/11-04-092-23W5M/0		DATE	: 02-May-2013
FORMATION	: ELKTON		W/O No	: RC31025
WELL NAME	: CECNORTHSTAR DEADWOOD			
DRILLING FLUID	: WATER BASE MUD			

STATISTICAL DATA FOR POROSITY AND PERMEABILITY HISTOGRAM

MILLIDARCY-METRES OF FLOW CAPACITY FOR SELECTED PERMEABILITY CUT OFF

Permeability	Metres		Capacity Lost		Capacity Remaining		Wt. Avg. Arith.	
Cut off	Lost	Remaining	mD-m	%	mD-m	%	Mean	Median
10.000	0.00	9.28	0.000	0.00	464.609	100.00	0.000	
20.000	6.39	2.89	81.578	17.56	383.031	82.44	81.578	
40.000	6.90	2.38	91.931	19.79	372.678	80.21	173.509	
80.000	8.18	1.10	160.609	34.57	304.000	65.43	334.118	
160.000	8.53	0.75	209.609	45.12	255.000	54.88	543.727	
320.000	8.53	0.75	209.609	45.12	255.000	54.88	753.336	
640.000	9.28	0.00	464.609	100.00	0.000	0.00	1217.945	

Total Flow Capacity in MilliDarcy-Metres (Arithmetic) = 464.609

COMPANY	: CEC NORTH STAR ENERGY LTD.	PAGE	: 14
LOCATION	: 1AA/11-04-092-23W5M/0	DATE	: 02-May-2013
FORMATION	: ELKTON	W/O No	: RC31025
WELL NAME	: CECNORTHSTAR DEADWOOD		
DRILLING FLUID	: WATER BASE MUD		

SUMMARY OF CORE DATA REPORT

PERMEABILITY RANGES, MILLIDARCY

	Total	100.00 +	10.00 - 99.99	1.00 - 9.99	0.50 - 0.99	0.10 - 0.49	0.01 - 0.09	< 0.01
Thickness (m)	9.280001	1.10	8.18	0.00	0.00	0.00	0.00	0.00
Fraction of Analyzed Core		0.119	0.881	0.000	0.000	0.000	0.000	0.000
Porosity Thickness (por-m)	2.45	0.326	2.123	0.000	0.000	0.000	0.000	0.000
Permeability Thickness (mD-m)	464.61	304.00	160.61	0.00	0.00	0.00	0.00	0.00
Wt. Average Porosity	0.264	0.297	0.260	0.000	0.000	0.000	0.000	0.000
Wt. Average Permeability	50.07	276.36	19.63	0.00	0.00	0.00	0.00	0.00
Wt. Average Residual Oil	0.779	0.760	0.781	0.000	0.000	0.000	0.000	0.000
Wt. Average Residual Water	0.137	0.122	0.139	0.000	0.000	0.000	0.000	0.000

Wt. Average (geom.) Kmax. mD for all Samples = 22.64
Wt. Average (harm.) Kmax. mD for all Samples = 16.55

Company : CEC NORTH STAR ENERGY LTD.
Location : 1AA/11-04-092-23W5M/0
Well Name : CECNORTHSTAR DEADWOOD
Interval : 449.50-469.60m
Formation : ELKTON

FIGURE : 1
Date : 02-May-2013
AGAT Job : RC31025

GRAIN DENSITY DISTRIBUTION



FREQUENCY %
90
80
70
60
50
40
30
20
10
2550
2600
2650
2700
2750
2800
2850
2900
2950
GRAIN DENSITY (Kg/m³)

Arithmetic Mean	Mean: 2690
Median	Median: 2690
Cum. Frequency %	

AGAT® Laboratories

Company : CEC NORTH STAR ENERGY LTD.
Location : 1AA/11-04-092-23W5M/0
Well Name : CECNORTHSTAR DEADWOOD
Interval : 449.50-469.60m
Formation : ELKTON

FIGURE : 2
Date : 02-May-2013
AGAT Job : RC31025

POROSITY DISTRIBUTION



FREQUENCY %
90
80
70
60
50
40
30
20
10
0.04
0.08
0.12
0.16
0.2
0.24
0.28
0.32
0.36
POROSITY (Fraction)

Arithmetic Mean
Median
Cum. Frequency %

Mean: 0.269
Median: 0.272

AGAT® Laboratories

Company : CEC NORTH STAR ENERGY LTD.
Location : 1AA/11-04-092-23W5M/0
Well Name : CECNORTHSTAR DEADWOOD
Interval : 449.50-469.60m
Formation : ELKTON

FIGURE : 3
Date : 02-May-2013
AGAT Job : RC31025

PERMEABILITY Kmax DISTRIBUTION



FREQUENCY %
90
80
70
60
50
40
30
20
10
0.005
0.02
0.08
0.32
1.25
5
20
80
320
1280
5120
PERMEABILITY Kmax (mD)

Arithmetic Mean	....	Mean: 22.2
Median	- - - - - - -	Median: 14
Cum. Frequency %	———	

AGAT® Laboratories

Company : CEC NORTH STAR ENERGY LTD.
Location : 1AA/11-04-092-23W5M/0
Well Name : CECNORTHSTAR DEADWOOD
Interval : 449.50-469.60m
Formation : ELKTON

FIGURE : 4
Date : 02-May-2013
AGAT Job : RC31025

POROSITY-PERMEABILITY CORRELATION



1000
100
10
1
.1
PERMEABILITY Kmax (mD)
0.05
0.1
0.15
0.2
0.25
0.3
0.35
POROSITY FRACTION
× - Full Diameter
■ - Small Plug

Equation of Line : Log (Kmax) = -1.58 + 10.87* Porosity
Correlation Coefficient r = 0.49

AGAT® Laboratories

GENERAL LITHOLOGICAL DESCRIPTION

Company	: CEC NORTH STAR ENERGY LTD.		DATE	: May 02, 2013
Well	: CECNORTHSTAR DEADWOOD		W/O Number	: RC31025A
Location	: 1AA/11-04-092-23W5M/0		Cored Interval	: 1) 449.50-451.30m : 2) 451.30-454.30m : 3) 454.30-455.30m : 4) 455.30-458.30m : 5) 458.30-460.00m
Formation	: ELKTON		Recovery	: 1) 0.60m : 2) 1.10m : 3) 1.00m : 4) 3.00m : 5) 1.20m
Drilling Fluid	: WATER BASE MUD			

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
1	449.50-450.10	NA	Shale/ Sandstone/ Weathered Chert	Dark grey to grey shale; non-fissile; fine to medium grained sandstone; common glauconite pellets; towards the base weathered chert beds; micropyrite. **Tight; no oil stain or fluorescence.**
1	450.10-451.30	NA	LC	**Lost core.**
2	451.30-452.40	NA	Limestone/ Weathered Chert	Dark brown oil stained limestone; consolidated; very fine crystalline; locally weathered chert beds/fragments. **Tight; even to spotty oil stain with orange-yellow fluorescence; even to spotty yellow chloroethane cut.**
2	452.40-454.30	NA	LC	**Lost core.**
3	454.30-455.30	OB001-OB002	Limestone	Dark brown oil stained limestone, very fine to medium grained; locally indistinct bioclast replaced with sparry calcite (calcite dissolute along cleavage planes); trace micropyrite; local weathered argillaceous chert beds/fragments; horizontal and vertical fractured; rare carbonaceous debris. **Excellent intercrystalline and pinpoint porosity; even dark brown oil stain with orange-yellow fluorescence; patchy to even yellow chloroethane cut.**

Company	: CEC NORTH STAR ENERGY LTD.	DATE	: May 02, 2013
Well	: CECNORTHSTAR DEADWOOD	W/O Number	: RC31025A
Location	: 1AA/11-04-092-23W5M/0	Cored Interval	: 1) 449.50-451.30m
Formation	: ELKTON		: 2) 451.30-454.30m
Drilling Fluid	: WATER BASE MUD		: 3) 454.30-455.30m
			: 4) 455.30-458.30m
			: 5) 458.30-460.00m
		Recovery	: 1) 0.60m
			: 2) 1.10m
			: 3) 1.00m
			: 4) 3.00m
			: 5) 1.20m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
4	455.30-458.30	OB003-OB006	Limestone	Dark brown oil stained limestone, very fine to medium grained; at the top possible crypt-algal lime-bindstone/crinoidal (echinoderm)/worm; trace micropyrite; locally weathered argillaceous chert beds/fragments; fractured. **Excellent intercrystalline and pinpoint porosity; even dark brown oil stain with orange-yellow fluorescence; patchy to even yellow chloroethane cut.**
5	458.30-459.50	OB007	Limestone	Dark brown oil stained limestone, very fine to medium grained; local possible crypt-algal/crinoidal (echinoderm)/worm; trace micropyrite; locally weathered argillaceous chert beds/fragments; fractured. **Excellent intercrystalline and pinpoint porosity; even dark brown oil stain with orange-yellow fluorescence; patchy to even yellow chloroethane cut.**
5	459.50-460.00	NA	LC	**Lost core.**

Company : CEC NORTH STAR ENERGY LTD.
Well : CECNORTHSTAR DEADWOOD
Location : 1AA/11-04-092-23W5M/0
Formation : ELKTON
Drilling Fluid : WATER BASE MUD

DATE : May 02, 2013
W/O Number : RC31025B
Cored Interval : 6) 460.00-463.00m
: 7) 463.00-465.60m
: 8) 465.60-468.60m
: 9) 468.60-469.60m

Recovery : 6) 2.60m
: 7) 2.60m
: 8) 2.85m
: 9) 0.95m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
6	460.00-462.60	OB008-OB011	Limestone	Dark brown oil stained limestone, very fine to medium grained; locally indistinct bioclast replaced with sparry calcite (calcite dissolute along cleavage planes)/crinoidal (echinoderm)/worm; trace micropyrite; local weathered chert beds/fragments; fractured; trace carbonaceous debris. **Excellent (at the top very good) intercrystalline and pinpoint porosity; even to banded dark brown oil stain with orange-yellow fluorescence; banded to even yellow chloroethane cut.**
6	462.60-463.00	NA	LC	**Lost core.**
7	463.00-463.15	NA	Limestone	Beige to brown limestone, very fine to fine crystalline; fractured; sharp base. **Tight; locally spotty brown oil stain with orange-yellow fluorescence; spotty yellow chloroethane cut.**
7	463.15-465.60	OB012-OB013	Limestone	Dark to medium brown oil stained limestone, very fine to medium grained; locally indistinct bioclast fragments replaced with sparry calcite; trace crinoidal/worm fragments; trace micropyrite; locally weathered argillaceous chert beds/fragments; fractured. **Excellent intercrystalline and pinpoint porosity; even to banded dark to medium brown oil stain with orange-yellow fluorescence; banded to even yellow chloroethane cut.**
8	465.60-468.45	NA	Limestone/ Shale	Light brown limestone/shale; very fine to fine crystalline; indistinct bioclast fragments; fractured. **Tight; spotty to banded brown oil stain with orange-yellow fluorescence; spotty to banded yellow chloroethane cut.**

Company	: CEC NORTH STAR ENERGY LTD.		DATE	: May 02, 2013
Well	: CECNORTHSTAR DEADWOOD		W/O Number	: RC31025B
Location	: 1AA/11-04-092-23W5M/0		Cored Interval	: 6) 460.00-463.00m
Formation	: ELKTON			: 7) 463.00-465.60m
Drilling Fluid	: WATER BASE MUD			: 8) 465.60-468.60m
				: 9) 468.60-469.60m
			Recovery	: 6) 2.60m
				: 7) 2.60m
				: 8) 2.85m
				: 9) 0.95m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
8	468.45-468.60	NA	LC	**Lost core.**
9	468.60-469.55	NA	Limestone/ Shale	Light brown limestone/shale; silty; very fine to fine crystalline; fractured. **Tight; banded light brown oil stain with orange-yellow fluorescence; banded yellow chloroethane cut.**
9	469.55-469.60	NA	LC	**Lost core.**

AGAT Laboratories

SAMPLE HANDLING

AGAT® Laboratories

FINAL CORE ANALYSIS REPORT

COMPANY: CEC NORTH STAR ENERGY LTD

WELL: CECNORTHSTAR DEADWOOD

LOCATION: 1AA/11-04-092-23W5M/0 **FILE #:** RC31025

CORE INTERVAL	**CUT/RECOVERY**	**FORMATION**	**# OF BOXES**
CN1-9) 449.50 – 469.60m	20.10/15.90m	ELKTON	13

Core Diameter: 89mm

SAMPLE PREPARATION AND CLEANING:

Core Transported In:	TUBES/FROZEN
Sample Cutting Fluid:	LIQUID NITROGEN
Solvent:	TOLUENE
Extraction Equipment:	VAPOUR PHASE
Extraction Time:	792 HOURS
Drying Equipment:	LOW TEMPERATURE CONVENTION OVEN
Drying Time:	48 HOURS
Drying Temperature:	108 DEGREES CELSIUS

ANALYSIS:

Grain Volume Measured By:	Boyle's Law using Helium Porosimeter
Pore Volume Measured By:	Pore Volume Gas Expansion at Over Burden Pressure (1000 psi)
Bulk Volume Measured By:	Summation of Pore Volume and Grain Volume
Fluid Saturations Measured By:	DEAN STARK
Permeability Measured By:	Steady State; Nitrogen to Air at Over Burden Pressure (1000 psi)

Plugs are 25.4mm diameter unless otherwise noted.

REMARKS:

One (1) set uv and color photos of whole core (plus report/photo images on CD).

ABBREVIATIONS

COMMON ABBREVIATIONS

abnt	Abbreviations	c	Coarse (ly)	f	Fine (ly)
abv	Algae (al)	calc	Calcite (areous)	fau	Fauna
Alg	Altered (ing)	carb	Carbonaceous	Fe	Iron-Ferruginous
alt	Amorphous	cbl	Cobble (64-256 mm)	Fe-mag	Feromagnesian
amor	Amphipora	Ceph	Cephalopod	fenst	Fenestral
Amph	Angular	cgl	Conglomerate	fis	Fissile
ang	Anhydrite (ic)	chk	Chalk (y)	fl	Fill (ed)
anhy	Appear	chlor	Chlorite	fld	Feldspar (thic)
app	Apparent	cht	Chert	flk	Flake
apr	Approximate (ly)	chty	Cherty	flky	Flaky
aprox	Argillaceous	cl	Clastic	flor	Fluorescence
arg	Arkose (ic)	cln	Clean	flt	Fault (ed)
ark	Asphalt (ic)	clr	Clear	fltg	Floating
asph	Assigned similar to	cly	Clay (ey)	foram	Foraminifera
AST	(no actual sample taken)	com	Common	fos	Fossil (iferous)
	Aphanitic	coq	Coquina	fr	Fair
apha		Cor	Coral	frac	Fracture (ed)
	Become (ing)	crbnt	Carbonate	frag	Fragment (al)
bcm	Bed	Crin	Crinoid (al)	fri	Friable
bd	Bedded	crm	Cream	frmwk	Framework
bdd	Bedding	crpxl	Cryptocrystalline	fros	Frosted
bdg	Belemnites	ctc	Contact		
Belm	Bentonite (ic)			g	Good
bent	Buff	deb	Debris	Gast	Gastropod
bf	Bioclastic	decr	Decrease (ing)	gl	Glass (y)
biocl	Bioturbated	desi	Desiccation	glau	Glauconite (ic)
bioturb	Bitumen (inous)	dism	Disseminated	gn	Green
bit	Blue (ish)	dk	Dark (er)	gr	Grain (ed)
bl	Black	dns	Dense (er)	gran	Granular
blk	Blocky	dol	Dolomite (ic)	grd	Grade (ed)
blky	Band (ed)	drsy	Drusy	grnl	Granule (2-4 mm)
bnd	Brachiopod	dtrl	Detrital (us)	gy	Grey
Brac	Breccia (ted)			gyp	Gypsum (iferous)
brec	Bright	elg	Elongate		
bri	Brittle	euhed	Euhedral		
brit	Brown				
brn	Bryozoa				
Bry	Bulbous				
Bulb	Burrowed				
bur					
Abunda nt					

COMMON ABBREVIATIONS

hal	Halite
hd	Hard
hfrac	Horizontal Fracture
hi	High
hrtl	Horizontal
hvy	Heavy
hydc	Hydrocarbon
ig	Igneous
imbed	Imbedded
imp	Impression
incl	Included (sion)
incr	Increase
indst	Indistinct
intbd	Interbedded
intcl	Intraclast (s)
intfrag	Interfragmental
intgran	Intergranular
intlam	Interlaminated
intr	Intrusion (ive)
intv	Interval
intxl	Intercrystalline
ireg	Irregular
ird	Iridescent
intrsk	Intraskeletal
kao	Kaolin
lam	Laminated
lchd	Leached
len	Lentil (cular)
lith	Lithographic
lmy	Limy
lrg	Large (er)
ls	Limestone
lse	Loose
lstr	Lustre
lt	Light (er)
m	Medium
mar	Maroon
mas	Massive
mat	Material, matter
mica	Mica (ceous)
mic	Micro
mky	Milky
mnr	Minor
mnrl	Mineral (ized)
mnut	Minute
Mol	Mollusca
mot	Mottled
mrly	Marly
mtx	Matrix
n	No,none,non
nod	Nodule
num	Numerous
o	Oil
occ	Occasional
od	Odor
ool	Oolite (ic)
op	Opaque
org	Organic
orng	Orange
orth	Orthoclase
Ost	Ostracod
ovgth	Overgrowth
ox	Oxidized
p	Preliminary (as suffix)
pbl	Pebble (4-64 mm)
pel	Pellet
perm	permeability
pet	Petroleum (iferous)
phos	Phosphate (ic)
pk	Pink
plag	Plagioclase
plcy	Pelecypod
pl	Plant
plty	Platy
por	Porous (sity)
pos	Possible (ility)
p-p	Pin-Point
pred	Predominant (ly)
prim	Primary
prob	Probable (ly)
prom	Prominent (ly)
pt	Part (ly)
ptch	Patch (es)
ptg	Parting
purp	Purple
pyr	Pyrite (ic) (ized)
pyrbit	Pyrobitumen
qtz	Quartz
qtzc	Quartzitic
qtzs	Quartzose
rd	Round (ed)
repl	Replaced (ing) (ment)
rexl	Recrystallized
rmn	Remains (nant)
rr	Rare
rsns	Resinous
rthy	Earthy
s	Small
sa	Salt (y)
S	Sulphur
s&p	Salt & Pepper
sat	Saturated
sb	Sub

COMMON ABBREVIATIONS (CONTINUED)

sc	Scales
scat	Scattered
sd	Sand (1/16 - 2mm)
sdy	Sandy
sec	Secondary
sed	Sediment (ary)
sft	Soft
sh	Shale
shad	Shadow
shy	Shaly
sid	Siderite (ic)
sil	Silica
sks	Slickensided
sl	Slight (ly)
sln	Solution
slt	Silt
sltst	Siltstone
slty	Silty
sm	Smooth
SP	Small Plug (as prefix)
sp	Spot (ted) (ty)
spec	Speck (led)
spl	Sample
srt	Sort (ed) (ing)
strg	Stringer
Strom	Stromatoporoid
stromlt	Stromatolite
struc	Structure
styl	Stylolite (ic)
suc	Sucrosic
sug	Sugary
sup	Supported
surf	Surface
sz	Size
tab	Tabular
tex	Texture
Tham	Thamnopora
thk	Thick
thn	Thin
thru	Throughout
tr	Trace
trnsl	Translucent
trnsp	Transparent
tt	Tight
tub	Tubular
uncons	Unconsolidated
unident	Unidentifiable
up	Upper
v	Very
var	Variable
vcol	Varicolored
vfrac	Vertical Fracture
vgt	Varigated
vn	Vein
vrtl	Vertical
vug	Vug (gy) (ular)
w	Well
wh	White
wk	Weak
wthrd	Weathered
wtr	Water
wvy	Wavy
wxy	Waxy
wsrt	Well sorted
xbd	Cross-bedded
xbdg	Cross-bedding
xl	Crystal (line)
xlam	Cross-laminated
yel	Yellow
zn	Zone
*	Broken core
/	With
>10000	Permeability over 10000 mD
<0.01	Permeability less than 0.01 mD
CC	Cracked Core
DR	Drilled
LC	Lost Core
RU	Rubble
mD	milliDarcy

CORE LOGS

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/11-04-092-23W5M/0
WELL : CECNORTHSTAR DEADWOOD
FORMATION : ELKTON
FIELD :
JOB : RC31025
DEPTH SCALE 1 : 240

RECOVERY : 15.90m
CORED INTERVAL : 449.50-469.60m
DRLG. FLD. : WATER BASE MUD
ELEVATION : KB:
GRD :
DATE : 02-May-2013

AGAT® Laboratories

CORE LOG



Sat'n (frac PV)
Water (Sw)
1
0
Oil (So)
0
1
2500
GRAIN DENSITY (Kg/m³)
3000
0
GAMMA RAY (API)
150
Permeability-Kmax (mD)
1000
0.1
Porosity (frac)
0.4
0
Depth
450
455
460
465
470
475
480

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/11-04-092-23W5M/0
WELL : CECNORTHSTAR DEADWOOD
FORMATION : ELKTON
FIELD :
JOB : RC31025
DEPTH SCALE 1 : 240

RECOVERY : 15.90m
CORED INTERVAL : 449.50-469.60m
DRLG. FLD. : WATER BASE MUD
ELEVATION : KB:
GRD :
DATE : 02-May-2013

AGAT® Laboratories

CORE LOG



2500 GRAIN DENSITY (Kg/m³) 3000
0 GAMMA RAY (API) 150
Depth
450
455
460
465
470
475
480
Porosity (fraction)
0.4
0

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/11-04-092-23W5M/0
WELL : CECNORTHSTAR DEADWOOD
FORMATION : ELKTON
FIELD :
JOB : RC31025
DEPTH SCALE 1 : 240

RECOVERY : 15.90m
CORED INTERVAL : 449.50-469.60m
DRLG. FLD. : WATER BASE MUD
ELEVATION : KB:
GRD :
DATE : 02-May-2013

AGAT® Laboratories

SPECTRAL GAMMA LOG



2500 GRAIN DENSITY (Kg/m³) 3000
0 GAMMA RAY (API) 150
Depth
450
455
460
465
470
475
480
POTASSIUM (%/CD) 0 7
URANIUM (2ppm/CD) 0 14
THORIUM (3ppm/CD) 0 30